United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 10, 2021
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway		30004
Suite 155
Alpharetta,	Georgia
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 10, 2021, Priority Technology Holdings, Inc. (the “Company”) issued a Press Release announcing that executives of Priority Technology Holdings, Inc. (the “Company”) will present to various investors at the 33rd Annual Roth Conference on March 15, 2021. A copy of the Press Release and Presentation are furnished herewith as Exhibit 99.1 and 99.2, respectively.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Priority Technology Holdings, Inc. dated March 10, 2021
99.2	33rd Annual Roth Conference Investor Presentation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2021

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Bradley J. Miller
Name: Bradley J. Miller
Title: General Counsel and Chief Risk Officer